SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported):  November 14, 2002


                            HERSHA HOSPITALITY TRUST
             (Exact name of registrant as specified in its charter)

       Maryland                       005-55249                  251811499
(State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
    of incorporation)                                       Identification  No.)


                            148 Sheraton Drive, Box A
                       New Cumberland, Pennsylvania  17070
                    (Address of principal executive offices)


                                 (717) 770-2405
              (Registrant's telephone number, including area code)


                                      N/A
          (former name or former address, if changed since last report)


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ITEM  9.     REGULATION  FD  DISCLOSURE

     On November 14, 2002, the registrant filed with the Commission its Quarterly Report on Form 10-Q for the period ended September 30, 2002 accompanied by the certification of Hasu P. Shah, the registrant's chief executive officer, and Ashish R. Parikh, the registrant's chief financial officer, required pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certification are attached hereto as Exhibit 99.1.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

               (c)  Exhibits

Exhibit 99.1   Certification  of  Chief Executive Officer and Chief Financial
               Officer.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HERSHA  HOSPITALITY  TRUST


Date:  November 14, 2002                    By:     /s/  Ashish  R.  Parikh
                                                    -----------------------
                                            Name:   Ashish R. Parikh
                                            Title:  Chief Financial Officer


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
                                LIST OF EXHIBITS

99.1     Certification of Chief Executive Officer and Chief Financial Officer.


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